                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of Northeast Pennsylvania Financial Corp. (the "Company") on Form 10-Q/A for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Thomas M. Petro, President, Chief Executive Officer, and Jerry D. Holbrook, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/  Thomas M. Petro                             /s/  Jerry D. Holbrook
--------------------                             ----------------------
Thomas M. Petro                                  Jerry D. Holbrook
President and Chief Executive Officer            Chief Financial Officer
Date: December 15, 2003                          Date: December 15, 2003
      ------------------                               ------------------





A signed original of this written statement required by Section 906 has been provided to Northeast Pennsylvania Financial Corp. and will be retained by Northeast Pennsylvania Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.